SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2003

CUISINE SOLUTIONS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-12800	52-0948383
(STATE OR OTHER JURISDICTION OF	(COMMISSION	(I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)	FILE NUMBER)	IDENTIFICATION NO.)

85 SOUTH BRAGG STREET, SUITE 600, ALEXANDRIA, VA 22312

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:
(703) 270-2900

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 5, 2003, the Company issued a press release, a copy of which is filed as an Exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit
No.	Description

99.1	Press Release dated December 5, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2003		CUISINE SOLUTIONS, INC

	By:	/s/ Andreas Pfann

Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated December 5, 2003